                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 18, 2002
                Date of Report (Date of earliest event reported)

                                  IPARTY CORP.
             (Exact name of registrant as specified in its charter)

                            -----------------------

        DELAWARE                         000-25507               76-0547750
(State or other Jurisdiction      (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                         Identification No.)

                            -----------------------

   1457 VFW PARKWAY, WEST ROXBURY MA                               02132
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (617) 323-0822


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Board of Directors of iParty Corp. ("iParty"), upon recommendation of its Audit Committee, engaged Ernst & Young LLP ("E&Y") as iParty's auditors, effective as of July 18, 2002.


     During iParty's two most recent fiscal years and the subsequent interim period through the date of this Form 8-K, neither iParty nor anyone on its behalf consulted with E&Y regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     iParty Corp.



Date:  July 18, 2002                 By: /s/  SAL PERISANO
                                         --------------------------------
                                         Sal Perisano
                                         Chief Executive Officer



Date:  July 18, 2002                 By:  /s/  PATRICK FARRELL
                                          --------------------------------
                                          Patrick Farrell
                                          President & Chief Financial Officer